Exhibit 10.3(b)

Schedule of Warrants Issued

Through August 1, 2012, warrants in the form filed as Exhibit 10.3(a) to this Quarterly Report on Form 10-Q of KiOR, Inc. were issued pursuant to the Loan and Security Agreement dated as of January 26, 2012 among the Company, Kior Columbus LLC, 1538731 Alberta Ltd., 1538716 Alberta Ltd. and KFT Trust, Vinod Khosla, Trustee as follows:

Date Issued	Warrantholder	Numbers of Underlying Shares	Exercise Price
March 1, 2012	1538731 Alberta Ltd.	5,575	$11.62
	1538716 Alberta Ltd.	9,954	$11.62

	KFT Trust, Vinod Khosla, Trustee	7,764	$11.62

April 1, 2012	1538731 Alberta Ltd.	3,390	$13.15

	1538716 Alberta Ltd.	6,052	$13.15

	KFT Trust, Vinod Khosla, Trustee	4,721	$13.15

May 1, 2012	1538731 Alberta Ltd.	4,581	$11.62

	1538716 Alberta Ltd.	8,180	$11.62

	KFT Trust, Vinod Khosla, Trustee	6,381	$11.62

June 1, 2012	1538731 Alberta Ltd.	5,432	$11.62

	1538716 Alberta Ltd.	9,700	$11.62

	KFT Trust, Vinod Khosla, Trustee	7,566	$11.62

July 1, 2012	1538731 Alberta Ltd.	5,367	$11.62

	1538716 Alberta Ltd.	9,583	$11.62

	KFT Trust, Vinod Khosla, Trustee	7,475	$11.62

August 1, 2012	1538731 Alberta Ltd.	6,347	$11.62

	1538716 Alberta Ltd.	11,333	$11.62

	KFT Trust, Vinod Khosla, Trustee	8,840	$11.62